                              EXHIBIT 10.5


                     LEASE MODIFICATION AGREEMENT

               AGREEMENT, dated as of December 7, 1987, between 46-47 ASSOCIATES, of New York partnership, having an office at 1133 Avenue of the Americas, New York, New York 10036 (hereinafter referred to as "Landlord") and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation, having offices at 45 Wall Street, New York, New York (hereinafter referred to as "Tenant").

                         W I T N E S S E T H :

               WHEREAS, Landlord and Tenant entered into a certain lease (the "Lease") dated as of September 10, 1987 from Landlord to Tenant, a memorandum of which was recorded in Reel 1290, page 1448, in the office of the City Register of the County of New York, covering the premises (the "Premises") more particularly described in the Lease.

               WHEREAS, Landlord and Tenant have agreed to modify the Lease in the manner hereinafter set forth.

               NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

               1. There is hereby deleted from Parcel B of the Land (as defined in the Lease) described in Exhibit B of the Lease and there is hereby added to Parcel A of the Land described in Exhibit B of the Lease, effective as of the date hereof, all that certain lot, piece or parcel of land, with any improvements thereon, situate, lying and being in the Borough of Manhattan, City, County and State of New York, as bounded and described in the description attached hereto as Exhibit A.

               2. Except as modified herein, all of the terms, covenants and conditions of the Lease are and shall remain in full force and effect and are hereby ratified and confirmed.

               3. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.



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               IN WITNESS WHEREOF, Landlord and Tenant have executed
this Agreement as of the day and year first above written.


                                    46-47 ASSOCIATES
                                          (Landlord)



                                    BY:  D. Durst
                                            Partner

                                    UNITED STATES TRUST COMPANY
                                            OF NEW YORK
                                             (Tenant)



                                    BY:  Frederick S. Wonham
                                       EXECUTIVE VICE-PRESIDENT




























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                                                               EXHIBIT A
                                                               ---------


                               DESCRIPTION
                               -----------

         ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

         BEGINNING at a point in the center line of block distant 350'- 0" west of the westerly line of Avenue of the Americas and 100'-5" north of the northerly line of West 46th Street:

         1) Running thence northerly, parallel with the westerly line of Avenue of the Americas, 14'-1 1/4";

         2) Thence easterly, parallel with the northerly line of West 46th Street, 25'-0";

         3) Thence southerly, parallel with the westerly line of Avenue of the Americas, 14'-1 1/4", to a point in the center line of block;

         4) Thence westerly, along the center line of block, parallel with the northerly line of West 46th Street, 25'-0", to the point or place of BEGINNING.

         Said premises being part of Lot 46 in Section 4, Block 999.


















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                    MODIFICATION OF ANNEX AGREEMENT


               AGREEMENT, dated as of December 7, 1987, between 46-47 ASSOCIATES, a New York partnership, having an office at 1133 Avenue of the Americas, New York, New York 10036 (hereinafter referred to as "Landlord") and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation having an office at 45 Wall Street, New York, New York (hereinafter referred to as "Tenant").

                         W I T N E S S E T H :

              WHEREAS, 46-47 Associates, as Landlord, entered into a certain lease (the "Lease") with United States Trust Company of New York, as Tenant, for certain space in the building to be known as 114 West 47th Street, New York, New York (the "Building").

               WHEREAS, Landlord and Tenant entered into a certain agreement (the "Annex Agreement") with respect to the possible demolition of the existing apartment building (the "Existing Building") which is adjacent to the Building on the site known as 130 West 47th Street, New York, New York and more particularly described in Exhibit A attached hereto and made a part hereof (the "Land") and the possible construction on the Land of an annex to the Building (the "Annex") on the terms and conditions set forth in the Annex Agreement.

               WHEREAS, Landlord by deed dated December 7, 1987, conveyed that portion of the Land which is described in Exhibit B attached hereto (the "Premises") on which the Building is to be erected to 1133 Building Corp. and has caused the Premises to be leased by 1133 Building Corp. to Landlord pursuant to a certain Lease Modification Agreement dated December 7, 1987 which modified the Ground Lease dated as of December 29, 1986, between 1133 Building Corp., as landlord and 46-47 Associates, as tenant.

               WHEREAS, the parties hereto wish to amend the Annex Agreement to reflect that the Premises has been deleted from the Land.

               NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant hereby agree to modify the Annex Agreement as follows:






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               1.   There is hereby deleted from the Land, effective as
of the date hereof, all that certain lot, piece or parcel of land, with the improvements thereon, if any, situate, lying and being in the Borough of Manhattan, City, County and State of New York, as bounded and described in the description attached hereto as Exhibit B.

               2. Except as herein modified, all of the terms, covenants and conditions of the Annex Agreement are and shall remain in full force and effect and are hereby ratified and confirmed.

               3. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

               IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the day and year first above written.


                                    46-47 ASSOCIATES
                                          (Landlord)



                                    BY:  D. Durst
                                            Partner

                                    UNITED STATES TRUST COMPANY
                                            OF NEW YORK
                                             (Tenant)



                                    BY:  Frederick S. Wonham
                                       EXECUTIVE VICE-PRESIDENT














                                      -5-
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
                                                               EXHIBIT A
                                                               ---------


                              DESCRIPTION
                              -----------

ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of 47th Street, distant 437 feet 6 inches easterly from the corner formed by the intersection of the southerly side of 47th Street with the easterly side of Seventh Avenue; running thence easterly along the said southerly side of 47th Street, 37 feet 6 inches;

thence southerly parallel with the easterly side of Seventh Avenue, 100 feet 5 inches to the centre line of the block;

thence westerly along the said centre line block, 37 feet 6 inches;

thence northerly parallel with the easterly side of Seventh Avenue, 100 feet 5 inches to the point or place of BEGINNING.

Said premises being located in Lot 46, Section 4, Block 999, and being known as 128-130 West 47th Street, New York, New York.



















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                                                               EXHIBIT B
                                                               ---------


                              DESCRIPTION
                              -----------

               ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

               BEGINNING at a point in the center line of block distant 350'-0" west of the westerly line of Avenue of the Americas and 100'-5" north of the northerly line of West 46th Street:

               1) Running thence northerly, parallel with the westerly line of Avenue of the Americas, 14'-1 1/4";

               2) Thence easterly, parallel with the northerly line of West 46th Street, 25'-0";

               3) Thence southerly, parallel with the westerly line of Avenue of the Americas, 14'-1 1/4", to a point in the center line of block;

               4) Thence westerly, along the center line of block, parallel with the northerly line of West 46th
                    Street, 25'-0", to the point or place of BEGINNING.

               Said Additional Premises being part of Lot 46 in Section 4, Block 999.

















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            MODIFICATION OF RIGHT OF FIRST REFUSAL AGREEMENT


               AGREEMENT, made as of the 7th day of December, 1987, between 1133 BUILDING CORP., a New York corporation, having offices at 1133 Avenue of the Americas, New York, New York 10036 ("Owner") and UNITED STATES TRUST COMPANY OF NEW YORK, a New York banking corporation, having offices at 45 Wall Street, New York, New York ("Tenant").

               WHEREAS, Owner owns the land described in Exhibit A attached hereto (the "Land").

               WHEREAS, Owner has leased the land to 46-47 Associates ("Landlord") under that certain lease (the "Ground Lease") dated as of December 29, 1986, a memorandum of which was recorded in Reel 1183, page 393, in the Office of the City Register of the County of New York.

               WHEREAS, Tenant is the tenant under that certain lease (the "Lease"), dated as of September 10, 1987 from Landlord to Tenant, a memorandum of which was recorded in Reel 1290, page 1448 in the Office of the City Register of the County of New York, covering the Land and the new building to be constructed thereon by Landlord (the "Building").

               WHEREAS, Owner and Tenant entered into a certain agreement (the "Right of First Refusal Agreement") dated as of September 10, 1987, pursuant to which Owner gave Tenant a "right of first refusal" with respect to the Land and Owner's reversionary interest in the Building.

               WHEREAS, Landlord by deed dated December 7, 1987, conveyed that portion of the Land which is described in Exhibit B attached hereto (the "Additional Land") to Owner and the Additional Land has been leased by Owner to Landlord pursuant to a certain Lease
Modification Agreement dated December 7, 1987, which modified the Ground Lease, and which was recorded in Reel 1338, page 2166 in the Office of the City Register of the County of New York.

               WHEREAS, Owner wishes the Right of First Refusal
Agreement to apply to the Additional Land and Owner and Tenant have agreed to modify the Right of First Refusal Agreement in the manner hereinafter set forth.

               NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Owner and Tenant hereby agree as follows:



                                  -8-
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               1.   There is hereby added to the Land which is subject
to the Right of First Refusal Agreement effective as of the date hereof, all that certain lot, piece or parcel of land, with any improvements thereon, situate, lying and being in the Borough of Manhattan, City, County and State of New York, as bounded and described in the description attached hereto as Exhibit B (the "Additional Land") and the parties agree that the Additional Land is hereby added as part of the Land described in Exhibit A of the Right of First Refusal Agreement for all purposes.

               2. Except as herein modified, all of the terms, covenants and conditions of the Right of First Refusal Agreement shall remain in full force and effect and are hereby ratified and confirmed.

               3. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

               IN WITNESS WHEREOF, Owner and Tenant have executed this Agreement as of the day and year first above written.


                                    1133 BUILDING CORP.
                                        (Landlord)



                                    BY:  David Durst
                                        Vice President


                                    UNITED STATES TRUST COMPANY
                                            OF NEW YORK
                                             (Tenant)



                                    BY:  Frederick S. Wonham
                                       EXECUTIVE VICE-PRESIDENT









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                                                               EXHIBIT A
                                                               ---------


                           LAND DESCRIPTION
                           ----------------

Parcel A

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City of New York, County of New York, State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of West 47th Street distant 193 feet 9 inches westerly from the corner formed by the intersection of the southerly side of West 47th Street and the westerly side of Avenue of the Americas;

THENCE running westerly along the southerly side of West 47th Street, 131 feet 3 inches to a point distant 475 feet easterly from the easterly side of 7th Avenue;

THENCE running southerly parallel with the easterly side of 7th Avenue and part of the way through a party wall, 100 feet 5 inches to the center line of the block;

THENCE running westerly along the center line of the block, 25 feet to a point;

THENCE running southerly parallel with the westerly side of Avenue of the Americas, 100 feet 5 inches to the northerly side of West 46th Street;

THENCE running easterly along the northerly side of West 46th Street, 125 feet to a point distant 225 feet westerly from the westerly side of the Avenue of the Americas;

THENCE running northerly and parallel with the Avenue of the Americas, 100 feet 5 inches to the center line of the block;

THENCE easterly along said center line of the block, 31 feet 3 inches to a point in a line drawn parallel with the Avenue of the Americas and distant 193 feet 9 inches westerly therefrom;

THENCE northerly parallel with the Avenue of the Americas, 100 feet 5 inches to the southerly side of West 47th Street, at the point or place of Beginning.

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                                                               EXHIBIT A
                                                               ---------
                                                                  page 2


Said premises all being located in Section 4, Block 999 and being known as:

114-116 West 47th Street         Lot 41
118 West 47th Street             Lot 42
120-122 West 47th Street         Lot 43
124-126 West 47th Street         Lot 45
121-127 West 46th Street         Lot 19
117-119 West 46th Street         Lot 22


































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                                                               EXHIBIT B
                                                               ---------


                     DESCRIPTION OF ADDITIONAL LAND
                     ------------------------------

               ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

               BEGINNING at a point in the center line of block distant 350'-0" west of the westerly line of Avenue of the Americas and 100'-5" north of the northerly line of West 46th Street:

               1) Running thence northerly, parallel with the westerly line of Avenue of the Americas, 14'-1 1/4";

               2) Thence easterly, parallel with the northerly line of West 46th Street, 25'-0";

               3) Thence southerly, parallel with the westerly line of Avenue of the Americas, 14'-1 1/4", to a point in the center line of block;

               4) Thence westerly, along the center line of block, parallel with the northerly line of West 46th
                    Street, 25'-0", to the point or place of BEGINNING.

               Said Additional Land being part of Lot 46 in Section 4,
Block 999.















                                  -12-